SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TIFF INVESTMENT PROGRAM

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NOTICE OF SPECIAL MEETING OF MEMBERS OF

TIFF INVESTMENT PROGRAM

TIFF Multi-Asset Fund

TIFF Short-Term Fund

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania  19087

SPECIAL MEETING OF MEMBERS

TO BE HELD ON NOVEMBER 19, 2020

To the shareholders (“members”) of TIFF Multi-Asset Fund and TIFF Short-Term Fund (each, a “Fund” and collectively, the “Funds”), each a series of TIFF Investment Program (“TIP”):

NOTICE IS HEREBY GIVEN that a Special Meeting of Members (the “Meeting”) of TIP will be held on November 19, 2020 at 4:00 p.m., Eastern time, at the offices of TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

The Meeting is being held for the following purposes:

1.	To elect trustees of TIP; and
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on October 1, 2020 will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.  If you attend the Meeting, you may vote your shares in person.  EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.  Any member, or a person authorized to act on its behalf, who is present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such member’s proxy will not be used. Please be aware that due to the COVID-19 protocols, you will not be admitted to the Meeting to cast your vote in person unless you wear a face mask and complete the health screening questionnaire and self-certification that will be provided at the Meeting. To obtain directions to be able to attend the Meeting and vote in person, please contact TIFF Member Services at 1-610-684-8200. The enclosed proxy card is being solicited on behalf of the board of trustees of TIP.

By order of the board of trustees of

TIFF Investment Program

Christian A. Szautner, Secretary

October 16, 2020

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania  19087

TIFF Multi-Asset Fund

TIFF Short-Term Fund

PROXY STATEMENT

OCTOBER 16, 2020

FOR THE SPECIAL MEETING OF MEMBERS

TO BE HELD ON NOVEMBER 19, 2020

This proxy statement is being furnished in connection with the solicitation of proxies by the board of trustees of TIFF Investment Program (“TIP”) for use at a special meeting (the “Meeting”) of the shareholders (“members”) of TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF”) (each a “Fund,” and, collectively, the “Funds”), each a series of TIP, to be held at 4:00 p.m., Eastern time, on November 19, 2020, at the offices of TIFF Advisory Services, Inc. (“TAS”), 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Members (the “notice”).  The notice, this proxy statement, and the enclosed proxy card are first being mailed or otherwise being made available to members on or about October 16, 2020.  Please read this proxy statement and keep it for future reference.  TIP’s principal executive offices are located at the offices of its investment advisor, TAS, at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on November 19, 2020:  A copy of the notice and this proxy statement is available at https://www.tipfunds.org. The Funds’ most recent annual and semi-annual shareholder reports are available at https://www.tipfunds.org.

The Meeting has been called for the purpose of having the members of TIP consider and vote upon the proposal listed below (the “Proposal”) and on any other matter that may properly come before the Meeting.  This proxy statement contains information you should know before voting on the Proposal.

Proposal	Affected Fund(s)

To elect Mark L. Baumgartner, Craig R. Carnaroli, William F. McCalpin, and Mai-Anh Tran as trustees of TIP	Both Funds

The board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “TIP board”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is soliciting votes from members of the Funds.  The solicitation of votes is made by the mailing of this proxy statement and the accompanying proxy card on or about October 16, 2020.  The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

All proxies solicited by the board that are properly executed and received by TIP’s Secretary prior to the Meeting, and are not revoked prior to their exercise, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on a properly executed and returned proxy card, it will be voted FOR the election of all nominees.  All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum.  Because all of the Funds’ shares are held directly by its members and not through any brokers, dealers or other financial intermediaries, TIP does not expect to receive any ‘broker non-votes.’ Shares that represent ‘broker non-votes’ are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If the Funds were to receive any broker non-votes, such shares would be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal. Any proxy given by a member is revocable until voted at the Meeting.

A quorum will exist if members entitled to cast one-third of the votes entitled to be cast at the Meeting, without regard to class, are present at the Meeting, in person or by proxy.  If a quorum is not present at the Meeting, if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or for any other reason deemed necessary or desirable, the members present, in person or by proxy, may vote on one or more adjournments of the Meeting.

Members of the Funds will vote together for the election of trustees.  Members of record at the close of business on October 1, 2020 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof. A member of a Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Fund held by the member on the Record Date on each matter submitted to a vote at the Meeting.  As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote, and the net asset value per share/votes per share were as follows:

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	Issued and Outstanding Shares	Net Asset Value/ Votes Per Share

TIFF Multi-Asset Fund	94,460,773.899 shares	$15.34

TIFF Short-Term Fund	8,224,677.18 shares	$9.86

I.	PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, four trustees will be elected to constitute the entire board of TIP, each to serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death, or removal.  The nominees are Mark L. Baumgartner, Craig R. Carnaroli, William F. McCalpin, and Mai-Anh Tran (each, a “Nominee” and collectively, the “Nominees”), all of whom are not interested persons of TIP and are therefore considered independent.  It is the intention of the persons named in the enclosed proxy to vote in favor of the Nominees in the absence of instructions to the contrary. The Nominees have consented to serve as trustees of TIP. Messrs. Baumgartner, Carnaroli, and McCalpin are currently trustees of TIP.

Experience of Nominees.  Described below for each Nominee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a trustee of TIP in light of TIP’s business and structure.  Further information about each Nominee is set forth in the table below describing the business activities of each Nominee during at least the past five years.

Mr. Baumgartner has served as a trustee since 2016. Mr. Baumgartner’s six years’ experience as chief investment officer overseeing the endowment portfolio of an historically significant research institute, along with his prior five years’ experience as director of asset allocation at a major foundation and eleven years’ investment experience at various financial services firms, give him a comprehensive understanding of investment management, risk control, and endowment issues. In addition, in his four years as an independent trustee of TIP, he has developed an understanding of the Funds’ operations and strategies. Mr. Baumgartner is also a Chartered Financial Analyst.

Mr. Carnaroli has served as a trustee since 2012.  Mr. Carnaroli’s nineteen years’ experience as executive vice president of a large academic institution, where his responsibilities include oversight of audit, compliance, budgeting and finance, and investment functions, plus his prior experience in municipal securities at a financial services firm, give him extensive knowledge of investment and financial management matters. In addition, in his eight years as an independent trustee of TIP, he has developed an understanding of the Funds’ operations and strategies.

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Mr. McCalpin has served as a trustee since 2008.  Mr. McCalpin’s seventeen years’ experience as a trustee of another large mutual fund complex, including twelve years as independent chair, and his experience in the investment management industry, previously as a managing partner of impact investing and as chief executive officer of a firm focused on impact investing, give him an extensive understanding of regulatory, investment management, and corporate governance issues.  As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community.  In addition, his twelve years as an independent trustee and chair of TIP’s board provide him with an understanding of the Funds’ operations and strategies.

Ms. Tran is a nominee for election to the board. Ms. Tran’s 10 years’ experience as a financial executive of a large, international foundation, where her responsibilities include overseeing all audit, budget, compliance, tax, insurance and treasury functions, plus her prior experience in capital markets, mergers and acquisitions and private equity as a director responsible for sourcing and executing transactions, give her extensive knowledge of investment and financial management matters. Ms. Tran is also a Chartered Financial Analyst.

The Nominees were recommended to the board by the governance committee of the board and the board approved the nominations.  The Funds’ members have previously elected Messrs. McCalpin and Carnaroli, but have not elected Mr. Baumgartner or Ms. Tran.  Mr. McCalpin recommended Ms. Tran as a Nominee to the governance committee. The board knows of no reason why the Nominees would be unable to serve as trustees, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the governance committee may recommend and the board may approve.

The following table provides information concerning the Nominees for election by members, the current trustees of TIP, and the executive officers of TIP.  Unless otherwise noted, (i) each trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.

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Name and Age / Position(s) Held with TIP	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years

Independent Trustees/Nominees

Mark L. Baumgartner Born 1969 Trustee	Since 2016	Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014-present).	2	Trustee, YMCA Retirement Fund.

Craig R. Carnaroli Born 1963 Trustee	Since 2012	Executive Vice President, University of Pennsylvania.	2	University City District; University City Science Center; Philadelphia Industrial Development Corp.; Greater Philadelphia Chamber of Commerce; The Connelly Foundation, a private grantmaking foundation.

William F. McCalpin Born 1957 Trustee and Chairperson	Since 2008	Independent consultant; Chair of the Board of Trustees of The Janus Henderson Funds (2008-present); Trustee of The Janus Henderson Funds (2002-present); Formerly, Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016-2019); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009-2016); Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013-2015).	2	F.B. Heron Foundation, a private grant-making foundation; Mutual Fund Directors Forum.

Mai-Anh Tran Born 1970 Trustee	N/A	Chief Financial Officer, The Ford Foundation, an independent, non-profit grant-making organization (2010-present).	2	Proteus Fund, Inc., a private grant-making foundation.

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Name and Age	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Principal Officers*

Clarence Kane Brenan Born 1968	President / Chief Executive Officer	Since 2020	CEO, TIFF Advisory Services, Inc. (July 2020-present); Partner, Global Head, and Co-CIO of the Global Portfolio Solutions (GPS) group, among other positions, Goldman Sachs (1998-2020).

Jay L. Willoughby Born 1958	Chief Investment Officer	Since 2015	CIO, TIFF Advisory Services, Inc. (2015-present); CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011-2015).

Katherine M. Billings Born 1980	Chief Financial Officer / Treasurer	Since 2017	Vice President and Treasurer, TIFF Advisory Services, Inc. (2017-present); Director, among other positions, PricewaterhouseCoopers, LLP (2002-2017).

Zane T. Hamid Born 1981	Vice President	Since 2017	Vice President and Head of Fund Operations, TIFF Advisory Services, Inc. (2017-present); Deputy Head of Fund Operations (2013-2017), TIFF Advisory Services, Inc.

Christian A. Szautner Born 1972	Chief Compliance Officer, Vice President, Secretary and Chief Legal Officer	CCO Since 2008; Vice President, Secretary, and Chief Legal Officer since 2017	Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc.; General Counsel – Regulatory and Assistant Secretary (2017-present), TIFF Advisory Services, Inc.

Robert J. Zion Born 1961	Vice President, COO and Assistant Treasurer	Vice President and COO since March 2017; Assistant Treasurer since July 2017	Vice President and Chief Operating Officer, TIFF Advisory Services, Inc. (March 2017-present); Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991-2017).

* The officers of TIP are elected annually by the board.

Trustee Compensation.  Except as described below, all of the trustees currently serve as volunteers who receive no fees or salary for serving as trustees but are eligible for expense reimbursement and a matching charitable gift program offered by TIP†.  Mr. McCalpin serves as independent board chair.  In consideration of the duties performed by the independent board chair, Mr. McCalpin is compensated $50,000 per year.  Compensation payable to the independent board chair is a TIP expense and is allocated to each Fund pro rata based on the relative net assets of each Fund.  Among the duties of an independent board chair are to serve as the primary liaison on behalf of the board with independent counsel to the independent trustees, the board, management, and staff of the investment advisor, as well as TIP’s Chief Compliance Officer (“CCO”).  In addition, the independent board chair is involved in setting the agenda for each board meeting and coordinating matters among all trustees both in connection with meetings and during the period between meetings.  The independent board chair also takes the lead in evaluating the performance of the CCO.

†	Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP independent trustees who do not receive compensation from TIP to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

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General Information Regarding the Board of Trustees.  TIP’s board held four regularly scheduled meetings in 2019.  No incumbent trustee, with the exception of Mr. Carnaroli, attended fewer than 75% of the aggregate of the total number of meetings of the board or committees of the board on which he served during 2019. Mr. Carnaroli’s attendance at board and committee meetings was less than 75% due to unforeseen events. It is expected that the trustees will meet at least four times a year at regularly scheduled meetings.  As TIP is not required to convene annual member meetings, there is no policy regarding trustee attendance at such meetings.

Board Leadership Structure and Oversight of Risk Management.  The following provides an overview of the leadership structure of the TIP board and the TIP board’s oversight of TIP’s risk management process.  The TIP board is currently composed of three trustees, none of whom is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of TIP (each, an “independent trustee”).  An independent trustee serves as chair of the TIP board. In addition, there are three standing committees of the TIP board, to which the TIP board has delegated certain authority and oversight responsibilities.  The function of each of the committees is described below.  Each of the three independent trustees serves on the audit committee, the governance committee and the investment oversight committee.  The independent trustees conduct a self-evaluation annually, which process is overseen by the governance committee.  As part of the self-evaluation, the TIP board’s leadership and committee structures are reviewed to determine whether such structures are appropriate to enable the TIP board to exercise its oversight of TIP.  The TIP board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (“State Street Bank”) as TIP’s administrator and custodian.  TAS provides the Funds with investment advisory services and is responsible for managing the investment program of the Funds, including monitoring the performance of the Funds, and the risks that arise from the investment strategies pursued by each Fund.  With respect to MAF, TAS is also responsible for monitoring and overseeing the Fund’s investment in acquired funds, which include exchange-traded funds, open-end mutual funds and private investment funds, including hedge funds, and for monitoring and overseeing the external money managers that also manage assets for MAF. State Street Bank provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities.  In addition, TAS provides certain other services to TIP pursuant to a services agreement.  As part of its duties under the services agreement, TAS provides general oversight of State Street Bank and other vendors providing services to the Funds.

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Risks to TIP include, among others, investment risk, credit risk, counterparty risk, liquidity risk, valuation risk, compliance and regulatory risk, and operational risk, as well as the overall business risks relating to the Funds.  TAS monitors the Funds with respect to these risks and others, and, with respect to MAF, allocates and re-allocates the Fund’s assets among the acquired funds and money managers, taking into consideration the Fund’s investment and performance objectives as well as other variables, such as the performance of the acquired funds and the money managers, prevailing market conditions, and other factors TAS deems relevant.  TAS recommends to the TIP board additional money managers to invest MAF’s assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of MAF.  In addition, TAS reviews the investment objectives, policies and restrictions applicable to the Funds and recommends such changes to the TIP board as TAS deems appropriate.  In so doing, TAS considers the risks associated with each money manager’s investment strategy with respect to MAF, including liquidity constraints and potential valuation issues, as well as the policies and restrictions adopted by the Fund, and allocates assets and takes other steps in an effort to adjust the risk level accordingly.  While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP board must approve the appointment of any new money managers.

In connection with each of the TIP board’s regular meetings, the board receives a quarterly compliance report from TIP’s CCO and the independent trustees meet separately from TAS management and staff with their independent counsel and the CCO.  During these meetings the independent trustees and the CCO discuss issues related to portfolio compliance and other compliance matters. In addition, the TIP board receives a written compliance report each quarter as well as a written annual report from the CCO regarding the adequacy and effectiveness of TIP’s compliance program.  Pursuant to Rule 22e-4 under the 1940 Act, the TIP board receives annually from TIP’s liquidity risk program administrator a written report that addresses the operation of TIP’s liquidity risk management program and assesses its adequacy and effectiveness of implementation. In addition, TIP’s liquidity risk program administrator provides a summary liquidity report to the TIP board on a quarterly basis. The TIP board also receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the Funds.  The TIP board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian.  The TIP board also requires TAS to report to the TIP board on other matters relating to risk management on a regular and as-needed basis.

Audit Committee.  Each of TIP’s independent trustees serves on the audit committee of the TIP board.  The primary purposes of the audit committee, which are set forth in its charter, are to oversee (a) each Fund’s accounting and financial reporting policies, (b) audits of each Fund’s financial statements, including the appointment and the compensation of the independent auditors, and (c) each Fund’s internal controls over financial reporting. The audit committee also acts as a liaison between TIP’s independent auditor and the full TIP board.  The audit committee met twice during the fiscal year ended December 31, 2019.

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Governance Committee.  Each of TIP’s independent trustees serves on the governance committee of the TIP board.  The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP board with respect to the organization, function, and composition of the board and its committees; (b) identify and recommend to the full TIP board potential trustee candidates; and (c) lead the full TIP board in an annual review of the board and its committees.  The governance committee’s responsibilities include (i) trustee nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight. The governance committee charter is included as Appendix A to this proxy statement. The governance committee met four times during the fiscal year ended December 31, 2019.  The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees.  The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the board and to carry out the responsibilities of the trustees.  The trustees also value diversity of background, experience and expertise in selecting nominees.  The committee may use any process it deems appropriate for the purpose of evaluating candidates.  The committee shall evaluate candidates’ qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers.  Persons selected to serve as independent trustees must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act.  The committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.  The committee may also consider such other factors as it may determine are relevant.  Members should send nominations in writing to TIFF Investment Program, Attn: Governance Committee, 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.  Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected.  Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP board.

Investment Oversight Committee.  Each of TIP’s independent trustees also serves on the investment oversight committee of the TIP board.  The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of each Fund.  The investment oversight committee’s responsibilities include, among others, (a) reviewing investment performance of each Fund at least quarterly; (b) reviewing the investment objective of each Fund and the performance of TAS and the money managers at least annually; (c) reviewing the exposures and risk characteristics of each Fund at least annually; (d) advising the TIP board concerning the hiring of new money managers or material changes in allocations among existing money managers, as needed; (e) making recommendations to the TIP board concerning changes in benchmarks used to evaluate the performance of TAS, each money manager, and each Fund, as needed; (f) reviewing a summary liquidity report at least quarterly; (g) reviewing a report to the TIP board that addresses the operation of TIP’s liquidity risk management program and assesses its adequacy and effectiveness at least annually; and (h) reviewing such other notifications and reports concerning TIP’s liquidity risk management program, as needed.  The investment oversight committee met four times during the fiscal year ended December 31, 2019.

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Share Ownership of TIP Trustees.  The Funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.  Accordingly, as of October 1, 2020, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of any Fund.  The following table sets forth information regarding the aggregate dollar range of equity securities in all Funds beneficially owned by each trustee and nominee for trustee as of October 1, 2020:

Name of Trustee	Dollar Range of Equity Securities in Each Fund‡	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees / Nominees
Mark L. Baumgartner	None	None
Craig R. Carnaroli	None	None
William F. McCalpin	None	None
Mai-Anh Tran	None	None

‡ Securities valued as of October 1, 2020.

To the knowledge of the Funds, as of October 1, 2020, the independent trustees and their immediate family members did not own beneficially or of record securities of, and did not have during the past five years any direct or indirect interest the value of which exceeds $120,000 in, any investment advisor or money manager of the Funds, the principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with any investment advisor, money manager, or principal underwriter of the Funds.

Member Communications to the Trustees.  Members may send communications to the trustees by addressing such correspondence directly to TIFF Investment Program, 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087.  When writing to the board, members should identify themselves, the fact that the communication is directed to the board, the Fund about which they are writing, and any relevant information regarding their Fund holdings.  Except as provided below, TIP’s Secretary shall either (i) provide a copy of each member communication to the board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the board promptly after receipt.  The Secretary may, in good faith, determine that a member communication should not be provided to the board because it does not reasonably relate to the Funds or the Funds’ operations, management, activities, policies, service providers, board, officers, members, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information).

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Vote Required.  The election of trustees, as set forth in the Proposal, will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of all of the votes of the Funds, voting together, cast at the Meeting, either in person or by proxy.

TIP’S TRUSTEES RECOMMEND THAT

MEMBERS VOTE “FOR” EACH NOMINEE.

II.	OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this proxy statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

III.	INFORMATION ABOUT TIP AND ITS OTHER SERVICE PROVIDERS

Investment Advisor.  TAS, with principal offices at 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087, serves as the investment advisor to the Funds.

Money Managers.  In addition to TAS, MAF is managed by external money managers recommended by TAS and approved by the TIP board.  STF is managed by TAS. The names and principal offices of MAF’s external money managers are:

Amundi Pioneer Institutional Asset Management, Inc. 60 State Street, Boston, MA 02109	Kopernik Global Investors, LLC Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602
AQR Capital Management, LLC Two Greenwich Plaza, Greenwich, CT 06830	Mission Value Partners, LLC 793 Broadway, Sonoma, CA 95476
Deep Basin Capital LP 484 Pacific Street, Stamford, CT 06902	NewGen Asset Management Limited Commerce Court North, Suite 2900, 25 King Street West, POB 405, Toronto, ON, Canada
Fundsmith, LLP 33 Cavendish Square, London, W1G 0PW	Strategy Capital LLC One First Street, Suite 13, Los Altos, CA 94022
Green Court Capital Management Limited Suites 4007 – 4008, 40/F, One Exchange Square, 8 Connaught Place, Central, Hong Kong	TB Alternative Assets Ltd. 2001, Agricultural Bank of China Tower, 50 Connaught Road, Central, Hong Kong
Keel Capital AB Gamla Brogatan 34, 111 20 Stockholm, Sweden

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent.  State Street Bank, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of the Funds’ assets as well as the administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street Bank employs sub-custodians outside of the United States for MAF.

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Other Administrative Services.  TAS provides certain administrative services to the Funds pursuant to a services agreement between TIP, on behalf of the Funds, and TAS.

Distributor.   Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 is the distributor and principal underwriter of the Funds’ shares.

Independent Accountants.  PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm.  Selection of the Funds’ independent accountants for the current fiscal year took place at the regularly scheduled March board meeting in accordance with the provisions of the 1940 Act.  PwC provides audit services and assistance and consultation in connection with tax returns and the review of various SEC filings.

Representatives of PwC are not expected to be present at the Meeting, will have the opportunity, but have not expressed a desire, to make a statement at the Meeting, and are not expected to be immediately available should any matter arise requiring their presence.  If any such matter should arise, PwC will be contacted following the Meeting.  Certain fees paid to PwC for the fiscal years ended December 31, 2018 and 2019 are set forth below.

Audit Fees.  The aggregate Audit Fees billed for professional services by TIP’s independent accountant, PwC, for the audit of the Funds’ annual financial statements for fiscal years ended December 31, 2018 and 2019, respectively, were:

2018	2019
$174,750	$175,900

Audit-Related Fees.  Audit-Related Fees are for assurance and related services by TIP’s independent accountant that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees.  No such fees were billed by PwC to the Funds for fiscal years ended December 31, 2018 and 2019.

Tax Fees.  The aggregate fees billed by PwC during fiscal years ended December 31, 2018 and 2019, respectively, for professional services rendered to the Funds for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, are shown in the table below:

2018	2019
$73,695	$90,984

All Other Fees.  All other fees would include products and services provided by PwC to the Funds other than the services reported under the prior three categories.  No such fees were billed to the Funds by PwC for fiscal years ended December 31, 2018 and 2019.

12

The Funds’ audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.  All of the fees disclosed above were approved in advance by the full audit committee.

The aggregate non-audit fees billed by PwC for services rendered to the Funds, and to the Funds’ advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Funds for fiscal years ended December 31, 2018 and 2019, respectively, are shown in the table below.  TIP’s audit committee has considered the provision of non-audit services rendered to or paid for by the Funds’ advisor, or any entity controlling, controlled by, or under common control with the advisor, to be compatible with maintaining the principal accounting firm’s independence.

2018	2019
$289,184	$272,185

Annual Report.  The Funds’ annual report for the fiscal year ended December 31, 2019, and semi-annual report for the period ended June 30, 2020, were previously distributed to members.  The Funds will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports.  An additional copy of the Funds’ annual and semi-annual reports may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below or visiting the SEC’s website at www.sec.gov.

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

1-800-984-0084

www.tipfunds.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

Expenses.  The Funds will pay the expenses in connection with this notice and proxy statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.  Such expenses are estimated to be approximately $8,000 - $10,000 and will be allocated to MAF and STF pro rata based on the relative net assets of each Fund.

13

Ownership of Fund Shares.  As of October 1, 2020, the following members owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

TIFF MULTI-ASSET FUND	Research Triangle Institute Research Triangle Park 3040 E. Cornwallis Road Research Triangle Park, NC 27709-2194	8,640,325.104 shares	9.1%
	East Tennessee Foundation 520 W. Summit Hill Drive Suite 1101 Knoxville, TN 37902	7,691,258.620 shares	8.1%
	Shadyside Hospital Foundation 532 South Aiken Avenue Suite 302 Pittsburgh, PA 15232	5,218,367.408 shares	5.5%

TIFF SHORT-TERM FUND	TIFF Advisory Services, Inc. 170 N. Radnor Chester Road Suite 300 Radnor, PA 19087	2,769,713.916 shares	33.7%
	Elizabethtown College One Alpha Drive Elizabethtown, PA 17022	934,725.543 shares	11.4%
	College of Charleston Foundation 66 George Street Charleston, SC 29424	700,667.206 shares	8.5%
	ICD – International Center for the Disabled 123 William Street, 5th Floor New York, NY 10038	648,525.946 shares	7.9%

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Additional Proxy Solicitation Information.  In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals.  TIP is not required to hold an annual member meeting in any year in which the election of trustees is not required by the 1940 Act. The Trust is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act.  A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is printed and mailed.  Whether a proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210.  ANY MEMBER ATTENDING OR REPRESENTED AT THE MEETING BY AN AUTHORIZED PERSON MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the board of trustees of
TIFF Investment Program

Christian A. Szautner, Secretary

October 16, 2020

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Appendix A

TIFF INVESTMENT PROGRAM

GOVERNANCE COMMITTEE CHARTER

I.	Purpose of the Committee

The Governance Committee is a committee of the Board of Trustees of TIFF Investment Program (“TIP”). Its primary functions are to:

●	provide counsel to the Board of Trustees (“Board”) with respect to the organization, function and composition of the Board and its committees;

●	identify and recommend to the Board potential trustee candidates; and

●	lead the Board in an annual review of the Board and its committees.

II.	Composition of the Committee

The Committee shall be composed of at least three trustees. Members of the Committee shall be trustees who are not “interested persons” of TIP, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”).

The members and Chair of the Committee shall be elected annually by the Board and serve until their respective successors shall be duly elected.

III.	Meetings of the Committee

The Committee shall meet at least once annually and hold such additional meetings as the Committee shall deem necessary. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

The presence in person or by telephone of 50% of the number of the Committee members shall constitute a quorum at any meeting.

IV.	Responsibilities and Duties of the Committee

A.	Trustee Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for election to the Board. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. The Committee will use the same process for nominees submitted by members as for other nominees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from TIFF Advisory Services, Inc. (“TAS”), TIP’s money managers, and other principal service providers. Persons selected to serve as Independent Trustees must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors.

A-1

Appendix A

2.	Review periodically the composition and size of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Trustees and for continuing education of the Trustees.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually. The Committee shall make recommendations for any such assignments to the Board.

2.	As necessary, review the responsibilities of each committee, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

C.	Governance Oversight

The Committee shall:

1.	Oversee the Board’s annual self-evaluation process.

2.	Review periodically Board governance procedures and recommend any appropriate changes to the Board.

3.	Recommend an Independent Trustee for appointment by the Trustees as Chair of the Board.

A-2

Appendix A

4.	Review annually the compensation of the Chair of the Board and determine whether to recommend to the Trustees any change in the schedule of compensation.

5.	Review periodically the benefits available to Independent Trustees for their service on the Board.

6.	Oversee the selection, performance and continuing independence of counsel to the Independent Trustees, as applicable.

D.	Other Responsibilities and Duties

The Committee shall:

1.	Authorize and oversee investigations into any matters within the scope of the Committee’s responsibilities. The Committee shall be empowered to use TIP assets to retain independent counsel, consultants, and other professionals to discharge its responsibilities.

2.	Review this Charter at least annually and recommend changes, if any, to the Board.

3.	Maintain minutes of its meetings and report to the Board on its activities.

Adopted:	December 7, 2009
Amended:	September 21, 2011
Amended:	September 9, 2015
Amended:	September 19, 2018
Amended:	September 25, 2019

(Replaced the former TIP Nominating Committee Charter)

A-3

PROXY CARD

This proxy card is solicited on behalf of the

Board of Trustees of TIFF Investment Program (“TIP”)

The undersigned hereby appoints Clarence Kane Brenan, Robert J. Zion, and Christian A. Szautner, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned, and to vote on behalf of the undersigned, all shares of TIFF Multi-Asset Fund and TIFF Short-Term Fund (the “Funds”) in connection with the special meeting of the members of TIP, to be held at 4:00 p.m., Eastern time, on November 19, 2020, at the offices of TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, Pennsylvania 19087 and at any adjournment(s) thereof.  When properly executed and returned, this proxy card will be voted in the manner directed herein by the undersigned.  If no direction is made on a properly executed card, this proxy card will be voted for approval of the Proposal referenced below.

Important Notice Regarding the Availability of Proxy Materials for TIP’s Special Shareholder Meeting to be held on November 19, 2020: A copy of the notice and the proxy statement is available at https://www.tipfunds.org.

Please refer to the proxy statement for a discussion of the Proposal before voting.  The Proposal is being made by TIP.  The board of trustees recommends that you vote “FOR” each nominee named in the Proposal.  Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 1-610-684-8210.

PROPOSAL	FOR	AGAINST	ABSTAIN
To elect the nominees specified below as trustees for an indefinite term of office:

(1) Mark L. Baumgartner	☐	☐	☐

(2) Craig R. Carnaroli	☐	☐	☐

(3) William F. McCalpin	☐	☐	☐

(4) Mai-Anh Tran	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

1

PROXY CARD

Account Number: [99999]
[Member Name]	[Contact Name]
[Sub Account Name]	[Contact Title]
[Contact Company]
Aggregate Market Value of Account	[Address Line 1]
as of the Record Date: $[99,999,999.99]	[Address Line 2]
[City], [State] [Zip]

Signature of Authorized Person

Print Name of Authorized Person

Date

PLEASE SIGN AND DATE ABOVE.

2

ADDRESS SLIP SHEET

[Contact Name]
[Contact Title]
[Contact Company]
[Address Line 1]
[Address Line 2]
[City], [State] [Zip]